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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         Peerless Manufacturing Company
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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                            [PEERLESS MFG. CO. LOGO]


November 7, 1997


                             AN IMPORTANT REMINDER
                             =====================

Dear Shareholder:

     You have previously received proxy material in connection with the upcoming Annual Meeting of Shareholders of PEERLESS MFG. CO. to be held on November 20, 1997. Your Board of Directors has carefully considered the proposals on the ballot for this meeting, and believes it is in the best interest of the Company and our shareholders to approve all the proposals.

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS.

     According to our latest records, your proxy for this meeting has not been received. Regardless of the number of shares you may own, it is important that they be represented at this meeting. YOUR VOTE IS VERY IMPORTANT AND WE NEED YOUR SUPPORT.

     Since the time remaining is short, we urge you call your Broker and instruct them to vote your shares. If you have already mailed your proxy, please disregard this request.



Sincerely,



/s/ SHERRILL STONE
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Sherrill Stone
Chairman
Chief Executive Officer

                    IF YOU HAVE RECENTLY MAILED YOUR PROXY
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.